Exhibit 99.2

Introduction to Unaudited Pro-Forma Condensed Combined Financial Information

On November 26, 2013, MGT Capital Investments, Inc. (the “Company”) closed an Agreement and Plan of Reorganization (the “Agreement”) with MGT Capital Solutions, Inc., a wholly owned subsidiary of the Company, Avcom, Inc. and the shareholders and option holders of Avcom, Inc. (“Avcom”). Pursuant to the Agreement, the Company acquired 100% of the capital stock of Avcom (the “Avcom Acquisition”). In consideration, the preferred stockholders of Avcom received $550,000 in value of the Company’s common stock and the common stockholders and option holders of Avcom received an aggregate of $1,000,000 in value of the Company’s common stock. The value of the Company’s common stock was based on the volume weighted average closing price for the 20 trading days prior to signing the Agreement.

One half of the issuance to the Avcom common stockholders and option holders was placed in escrow and will be released upon the later of (i) the commercial release of an agreed upon game or (ii) six (6) months after closing. In addition, the common stockholders may be awarded contingent consideration of $1,000,000 through the issuance of up to 333,000 of the Company’s common stock in the event that the game reaches $3,000,000 in gross revenues within 18 months of signing the Agreement.

Avcom is a game development studio producing free to play mobile and social casino-style games. Avcom’s assets include physical and intellectual property associated with Mobileveg.as and freeawesome.com, as well as a game under development titled “SlotChamp”. Prior to entering into the Agreement, Avcom had performed certain game development consulting services for the Company for which Avcom earned an aggregate of $146,000 through the closing as consideration for such services.

The following unaudited Pro-forma condensed combined financial information gives effect to the above described acquisition. The following unaudited Pro-forma condensed combined balance sheet combines the balance sheet of MGT Capital Investments Inc. (MGT) with Avcom as of September 30, 2013, as if the acquisition of Avcom occurred on that date. The following unaudited Pro-forma condensed combined statements of operations combine the results of operations of MGT with Avcom for the year ended December 31, 2012, and the nine month period ended September 30, 2013, as if the acquisition of Avcom had been completed as of January 1, 2012.

The following unaudited Pro-forma condensed combined financial information is based on historical amounts for the year ended December 31, 2012 and the nine months ended September 30, 2013 and certain amounts at the close of the acquisition. The information presented is for illustrative purposes only and is not necessarily indicative of the results of operations of the consolidated company that would have occurred had the acquisition been completed as of the beginning of the periods indicated or that may be attained in the future. Actual future results will likely be materially different from these Pro-forma results. This unaudited Pro-forma financial information should be read in conjunction with the historical financial information of MGT and Avcom included elsewhere in this report and in other reports and documents MGT files with the United States Securities and Exchange Commission.

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MGT CAPITAL INVESTMENTS, INC. AND SUBSIDIARIES

PRO-FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2013

(In thousands except share and per-share amounts)

(Unaudited)

	MGT Capital Investments, Inc. (a)	Avcom, Inc. (b)	Pro-forma adjustments		Pro-forma total (c)
Assets:
Current assets:
Cash and cash equivalents	$5,049	$50	$(233	)(d)	$4,866
Accounts receivable	10	1	-		11
Prepaid expenses and other current assets	144	-	-		144
Total current assets	5,203	51	(233)		5,021

Non-current assets:
Restricted cash	138	-	-		138
Property and equipment, at cost, net	44	6	(2	)(e), (f)	48
Intangible assets, net	2,488	-	44	(e), (f)	2,532
Goodwill	4,948	-	1,450	(e)	6,398
Other non-current assets	2	-	-		2
Total assets	$12,823	$57	$1,259		$14,139

Liabilities:
Current liabilities:
Accounts payable	164	-	-		164
Accrued expenses	57	10	-		67
Other payables	316	-	-		316
Other payables - related party	100	-	-		100
Total current liabilities	637	10	-		647

Total liabilities	637	10	-		647

Commitments and contingencies:
Redeemable convertible preferred stock - temporary equity:
Preferred stock, series A convertible preferred, $0.001 par value; 1,415,935 and 1,394,766 shares authorized at September 30, 2013 and December 31, 2012, respectively; 15,748 and 1,394,766 shares issued and outstanding at September 30, 2013 and December 31, 2012, respectively	116	-	-		116
Stockholders' equity:
Undesignated preferred stock, $0.001 par value; 8,584,065 and 8,605,234 shares authorized at September 30, 2013 and December 21, 2012, respectively. No shares authorized, issued and outstanding at September 30, 2013 and December 31, 2012	-	-	-		-
Common stock, $0.001 par value; 75,000,000 shares authorized; 7,605,100 and 3,251,187 shares issued and outstanding at September 30, 2013 and December 31, 2012, respectively	8	-	-		8
Avcom's equity	-	47	(47	)(e)	-
Additional paid in capital	301,684	-	1,552	(e)	303,236
Accumulated other comprehensive loss	(281)	-	-		(281)
Accumulated deficit	(291,803)	-	(246	)(d), (f)	(292,049)
Total stockholders' equity	9,608	47	1,259		10,914
Non-controlling interests	2,462	-	-		2,462
Total equity	12,070	47	1,259		13,376

Total stockholders' equity, liabilities and non-controlling interest	$12,823	$57	$1,259		$14,139

The accompanying notes are an integral part of these condensed consolidated financial statements.

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MGT CAPITAL INVESTMENTS, INC. AND SUBSIDIARIES
PRO-FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE GAIN

NINE MONTHS ENDED SEPTEMBER 30, 2013

(In thousands, except share and per-share amounts)
(Unaudited)

	MGT Capital Investments, Inc. (a)	Avcom, Inc. (b)	Pro-forma adjustments		Pro-forma total (c)
Revenue:
Software and devices	$42	$-	$-		$42
Services - consulting	97	60	(60	)(d)	97
Gaming	54	-	-		54
Other	-	104	-		104
	193	164	(60)		297

Cost of revenue:
Software and devices	-	-	-		-
Services - consulting	63	-	-		63
Gaming	138	-	-		138
Other	-	-	-		-
	201	-	-		201

Gross (loss) / profit	(8)	164	(60)		96

Operating expenses:
General and administrative	7,037	315	186	(d),(e)	7,538
Sales and marketing	92	47	-		139
Research & development	-	-	-		-
	7,129	362	186		7,677

Operating loss	(7,137)	(198)	(246)		(7,581)

Non-operating (expense) / income:
Interest and other (expense) / income	43	-	-		43
Gain on sale of medical imaging patents, net	750	-	-		750
Change in fair value of warrants	(2,204)	-	-		(2,204)
	(1,411)	-	-		(1,411)

Net loss before income taxes and non-controlling interest	(8,548)	(198)	(246)		(8,992)

Income tax expense	(3)	-	-		(3)

Net loss before non-controlling interest	(8,551)	(198)	(246)		(8,995)

Net loss attributable to non-controlling interest	379				379

Net loss attributable to MGT	$(8,172)	$(198)	$(246)		$(8,616)

Less:
Quarterly dividend on series A preferred stock	(69)	-	-		(69)
Net loss applicable to Common shareholders	$(8,241)	$(198)	$(246)		$(8,685)

Per-share data:
Basic and diluted loss per share	$(1.66)	$-	$-		$(1.59)

Weighted average number of common shares outstanding	4,972,829	-	-		5,463,864

Net loss as reported	$(8,551)	$(198)	$(246)		$(8,995)

Other comprehensive loss:
Unrealized foreign exchange gains	-	-	-		-
Comprehensive loss	(8,551)	(198)	(246)		(8,995)
Comprehensive loss attributable to non-controlling interest	-	-	-		-
Comprehensive loss attributable to MGT	$(8,551)	$(198)	$(246)		$(8,995)

The accompanying notes are an integral part of these condensed consolidated financial statements.

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MGT CAPITAL INVESTMENTS, INC. AND SUBSIDIARIES
PRO-FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands, except share and per-share amounts)
(Unaudited)

	MGT Capital Investments, Inc. (a)	Avcom, Inc. (b)	Pro-forma adjustments	Pro-forma total (c)
Revenue:
Software and devices	$222	$-	$-	$222
Services - consulting	187	-	-	187
Gaming	-	-	-	-
Other	-	214	-	214
	409	214	-	623

Cost of revenue:
Software and devices	92	-	-	92
Services - consulting	173	-	-	173
Gaming	-	-	-	-
Other	-	-	-	-
	265	-	-	265

Gross (loss) / profit	144	214	-	358

Operating expenses:
General and administrative	4,551	341	327 (d)	5,219
Sales and marketing	-	138	-	138
Research & development	83	-	-	83
	4,634	479	327	5,440

Operating loss	(4,490)	(265)	(327)	(5,082)

Non-operating (expense) / income:
Interest and other (expense) / income	(99)	-	-	(99)
Accretion of debt discount and amortization deferred financing costs	(324)	-	-	(324)
Loss on extinguishment of convertible note	(355)			(355)
Change in fair value of warrants	557	-	-	557
	(221)	-	-	(221)

Net loss before income taxes and non-controlling interest	(4,711)	(265)	(327)	(5,303)

Income tax expense	(14)	-	-	(14)

Net loss before non-controlling interest	(4,725)	(265)	(327)	(5,317)

Net loss attributable to non-controlling interest	1,121			1,121

Net loss attributable to MGT	$(3,604)	$(265)	$(327)	$(4,196)

Less:
Warrant – Deemed Dividend (in excess of proceeds received)	(2,231)	-	-	(2,231)
Preferred Stock dividend	(47)	-	-	(47)
Net loss applicable to Common shareholders	$(5,882)	$(265)	$(327)	$(6,474)

Per-share data:
Basic and diluted loss per share	$(2.62)	$-	$-	$(1.42)

Weighted average number of common shares outstanding	2,245,465	-	-	2,732,302

Net loss as reported	$(4,725)	$(265)	$(327)	$(5,317)

Other comprehensive loss:
Unrealized foreign exchange gains	49	-	-	49
Comprehensive loss	(4,676)	(265)	(327)	(5,268)
Comprehensive loss attributable to non-controlling interest	1,095	-	-	1,095
Comprehensive loss attributable to MGT	$(3,581)	$(265)	$(327)	$(4,173)

The accompanying notes are an integral part of these condensed consolidated financial statements.

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MGT CAPITAL INVESTMENTS, INC. AND SUBSIDIARIES
 NOTES TO THE PRO-FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands, except share and per-share amounts)

(Unaudited)

PRO-FORMA ADJUSTMENTS

The pro-forma adjustments to the condensed combined balance sheets and statements of operations give effect to the acquisition of Avcom, Inc. (Avcom) as if the transactions had occurred on January 1, 2013 and 2012.

Balance Sheets – September 30, 2013

(a)	Derived from the unaudited balance sheet of MGT as of September 30, 2013.

(b)	Derived from the unaudited balance sheet of Avcom as of September 30, 2013.

(c)	Reflects the consolidation of MGT’s and Avcom’s financial results.

(d)	Reflects compensation related costs of $223 associated with acquisition of Avcom.

(e)	Reflects the acquisition of 100% Common Stock of Avcom for a total consideration of $1,562 which consisted of 491,035 shares issued at $3.16, weighted average 20-day closing price with an aggregate fair value of $1,552 and a cash payment of $10. The Company considered the transaction costs associated the with acquisition and deemed them immaterial. The purchase price was allocated based on Avcom’s September 30, 2013 pro-forma balance sheet as follows:

Purchase price (in 000’s)
Cash consideration	$10
Stock consideration (491,035 shares at $3.16 weighted average 20-day closing price)	1,552
Total purchase price	$1,562

Allocation of purchase price (in 000’s)
Current assets and liabilities	$41
Equipment	6
Intangible assets - Patent applications	15
Intangible assets - Website	50
Goodwill	1,450
Total allocation of purchase price	$1,562

(f)	Incudes equipment depreciation of $2 and intangible asset amortization of $21 estimated for the nine months ending September 30, 2013. The calculations were based on expected remaining economic life of 3 years for equipment, 1.5 years for patent applications and 3 years for website.

Statements of Operations – Nine months ended September 30, 2013

(a)	Derived from the unaudited statement of operations of MGT for the nine months ended September 30, 2013.

(b)	Derived from the unaudited statement of operations of Avcom for the nine months ended September 30, 2013.

(c)	Reflects the consolidation of MGT’s and Avcom’s financial results.

(d)	Reflects intercompany revenue from MGT eliminated for consolidation purposes.

(e)	Includes compensation related expense of $223 and depreciation and amortization expense of $23.

Statements of Operations – Year ended December 31, 2012

(a)	Derived from the audited statement of operations of MGT for the year ended December 31, 2013.

(b)	Derived from the audited statement of operations of Avcom for the year ended December 31, 2013.

(c)	Reflects the consolidation of MGT’s and Avcom’s financial results.

(d)	Includes compensation related expense of $298 and depreciation and amortization expense of $29.

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